                                                                     EXHIBIT 4.6

                                  COMPANY ORDER

                                                         December 12, 2001


The Bank of New York
c/o BNY Trust Company of Missouri
911 Washington Street
St. Louis, Missouri 63101

Ladies and Gentlemen:

      Application is hereby made to The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), under the Indenture dated as of December 1, 2001 (the "Indenture"), between Ameren Corporation, a Missouri corporation (the "Company"), and the Trustee for the authentication and delivery of $150,000,000 aggregate principal amount of the Company's Floating Rate Notes due December 12, 2003 (the "Notes"), pursuant to the provisions of Article II of the Indenture. Additional Notes without limitation as to amount, and without the consent of the holders of the then Outstanding Notes, may also be authenticated and delivered in the manner provided in Section 2.05 of the Indenture. All capitalized terms not defined herein that are defined in the Indenture shall have the same meaning as used in the Indenture.

      The Notes will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), in the form of Global Notes registered in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), New York, New York, which will act as the Depositary for the Global Notes). Pursuant to Section 2.05(c) of the Indenture, the Notes will have the terms set forth in the form of Global Note attached hereto as Exhibit A and in the form of definitive Note attached hereto as Exhibit B (which terms are incorporated by reference in this Company Order). The Global Notes shall bear the depository legend in substantially the form set forth in Exhibit A attached hereto. The Notes shall be subject to restrictions on transfer, and each Note, whether in global form or in definitive form, shall bear the non-registration legend set forth in substantially the form in the applicable form of Note, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture or the Notes shall be construed to require the Company to register any of the Notes under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of the Notes or the beneficial interests therein in violation of applicable law. The Notes will be issued only in denominations of $100,000 and in integral multiples of $10,000 in excess thereof.

      It is contemplated that beneficial interests in the Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities
Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more separate Global Notes (each, a "Rule 144A Global Certificate") registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in the Notes sold to purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate Global Notes (each, a "Regulation S Global Certificate") and will be registered in the name of

Cede & Co., as registered owner and as nominee for DTC for the accounts of The Euroclear System or Clearstream Banking, Luxembourg, societe anonyme; prior to the 40th day after the date of initial issuance of the Notes, beneficial interests in a Regulation S Global Certificate may be held only through The Euroclear System or Clearstream Banking, Luxembourg, societe anonyme (unless a resale or transfer is effected pursuant to Rule 144A under the Securities Act); Notes acquired by Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs"), who are not QIBs and who are not purchasers pursuant to Regulation S under the Securities Act, will be in definitive form. The Trustee and the Company will have no responsibility or liability for any aspect of transfers of beneficial interests in the Notes (which transfers will be conducted pursuant to the customary procedures of DTC), any records of DTC of beneficial interests or any transactions between DTC and its participants or between any such participants and any other beneficial owners or for monitoring, supervising or reviewing of any thereof.

      In connection with any transfer of Notes, the Trustee and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (set forth in the form of definitive Note attached hereto as Exhibit B, for use in connection with the transfer of the Notes in definitive form, or set forth in Exhibit A-1 attached hereto, for use in connection with the transfer of beneficial interests between a Rule 144A Global Certificate and a Regulation S Global Certificate or to a Note in definitive form, or otherwise) received from the Holders and any transferees of any Notes regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer. Transfers of beneficial interests between a Rule 144A Global Certificate and a Regulation S Global Certificate, and other transfers relating to beneficial interests in the Notes in global form, shall be reflected by endorsements of the Trustee, as custodian for DTC, on the schedule attached to such certificate.

      In connection with this Company Order, there are delivered to you herewith the following:

      1. Certified copies of the resolutions adopted by the Board of Directors of the Company and by the Executive Committee of the Board of Directors of the Company authorizing this Company Order and the issuance and sale of the Notes by the Company pursuant to Section 2.05(c)(1) of the Indenture;

      2. Opinions of Counsel addressed to you or in which it is stated that you may rely pursuant to Section 2.05(c)(2) of the Indenture;

      3. Officers' Certificate pursuant to Section 2.05(c)(3) of the Indenture; and

      4. Two Global Notes representing the Notes executed on behalf of the Company in accordance with the terms of Section 2.05(a) of the Indenture.

      You are hereby instructed to authenticate the Global Notes representing the Notes and hold them as DTC's custodian. The Global Notes representing the Notes are to be held for delivery through the facilities of DTC to the initial purchasers thereof against payment therefor at the closing in respect of the sale thereof, such closing to be held at 10:00 a.m., New York time, December 12, 2001, at the offices of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, NY 10004.

      Please acknowledge receipt of the Global Notes representing the Notes, the instructions referred to above and the supporting documentation pursuant to the Indenture referred to above.

                                     Very truly yours,


                                     Ameren Corporation

                                     By:  /s/ Jerre E. Birdsong
                                        ---------------------------
                                        Name:  Jerre E. Birdsong
                                        Title: Vice President and Treasurer

      Receipt from the Company of the Global Notes representing the Notes, certain instructions related thereto and the supporting documentation pursuant to the Indenture in connection with the authentication and delivery of the Notes is hereby acknowledged.

                                     The Bank of New York,
                                     as Trustee


                                     By:  /s/ Robert A. Massimillo
                                        ------------------------------
                                        Name:  Robert A. Massimillo
                                        Title: Vice President

                                    EXHIBIT A

                               FORM OF GLOBAL NOTE

      THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE THEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT (THE "RESALE RESTRICTION TERMINATION DATE") OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT,
(3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO

THE COMPANY AND THE TRUSTEE OR (6) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

                               AMEREN CORPORATION
                    FLOATING RATE NOTE DUE DECEMBER 12, 2003

CUSIP/ISIN:                                  NUMBER:

ORIGINAL ISSUE DATE: December 12, 2001       PRINCIPAL AMOUNT: Listed on
                                                               Schedule I hereto

INTEREST RATE: Floating, as set forth below  MATURITY DATE: December 12, 2003

      AMEREN CORPORATION, a corporation of the State of Missouri (the "COMPANY"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the March 12, June 12, September 12 and December 12 in each year, commencing March 12, 2002, and on the Maturity Date, at the per annum Interest Rate determined by the Calculation Agent on each Interest Determination Date, as such terms are defined herein, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date (except for interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration) will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. Payment of the principal of and interest and premium on this shall be payable pursuant to Section 2.12(a) of the Indenture.

      This Note is a Global Note in respect of a duly authorized issue of Floating Rate Notes due December 12, 2003 (the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of December 1, 2001 between the Company and The Bank of New York, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note has been issued in respect of the series designated on the first page hereof, issued in the initial aggregate principal amount of $150,000,000.

      Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

      This Note will bear interest for each Interest Period at a per annum rate ("Interest Rate") determined by The Bank of New York, or its successor appointed by the Company acting as calculation agent (the "Calculation Agent"), subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The Interest Rate for each Interest Period will be equal to three month LIBOR on the Interest Determination Date for such Interest Period plus 0.95%. Promptly upon such determination, the Calculation Agent will notify the Trustee for the Notes, if the Trustee is not then serving as the Calculation Agent, of the Interest Rate for the new Interest Period. The Interest Rate determined by the Calculation Agent, absent willful default, bad faith or manifest error, shall be binding and conclusive upon the beneficial owners and holders of this Note, the Company and the Trustee.

      Interest on this Note will accrue from and including the Original Issue Date specified above to, but excluding, March 12, 2002, and thereafter, from and including each Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

      If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine LIBOR for the Notes as follows:

      (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m. London time on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate at which Three Month Deposits are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m. London time on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two rate quotations are provided, LIBOR will be the arithmetic mean of the rate quotations obtained by the Calculation Agent.

      (2) In the event no Reported Rate appears on Telerate Page 3750 the Calculation Agent obtains fewer than two rate quotations, LIBOR will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. New York City time on such Interest Determination Date by three major banks in New York City, selected by the Calculation Agent (after consultation with the Company), for Three Month Deposits in Representative Amounts to leading European banks, commencing on the second London Business Day immediately following such Interest Determination Date; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, LIBOR for the applicable Interest Period will be the same as LIBOR in effect for the immediately preceding Interest Period.

      "Interest Determination Date" for an Interest Period means the second London Business Day immediately preceding the first day of such Interest Period.

      "Interest Period" means the period commencing on an Interest Payment Date (or commencing on the Original Issue Date, if no interest has been paid or duly made available for payment since that date) and ending on the day before the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

      "LIBOR" for any Interest Determination Date will be the rate for deposits in U.S. dollars having a maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date ("Three Month Deposits"), as such rate appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 a.m. London time on the Interest Determination Date (the "Reported Rate"); provided, however, that in certain circumstances described above, LIBOR will be determined in an alternative manner.

      "London Business Day" means a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

      "Telerate Page 3750" means the display designated as Page 3750 on Bridge Telerate, Inc., or any successor service, for the purpose of displaying London interbank rates of major banks for U.S. dollar deposits.

      Upon request, the Calculation Agent will provide the current Interest Rate and, if determined, the Interest Rate which will become effective for the next Interest Period.

      All percentages resulting from any calculation of the Interest Rate will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

      Interest payments for this Note shall be computed for each Interest Period on the basis of a year consisting of 360 days and paid for the actual number of days for which interest is payable in that Interest Period. If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day. If the Maturity Date of this Note falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. This Note shall not be redeemable prior to the Maturity Date.

      The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

      If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

      As set forth in and subject to the provisions of the Indenture, no Holder of any notes issued under the Indenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the outstanding Notes of all series under the Indenture in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

      No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note may be transferred only as permitted by the legend hereto and the provisions of the Indenture.

      The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

      Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              AMEREN CORPORATION


                              By:
                                    ------------------------------------

                              Title:
                                      ----------------------------------

                              Attest:
                                      ----------------------------------

                              Title:
                                      ----------------------------------

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

Dated: December __, 2001

This Note is one of the Notes of the series herein designated, described or provided for in the within- mentioned Indenture.

THE BANK OF NEW YORK, AS TRUSTEE

By:________________________________
        AUTHORIZED SIGNATORY

                                   SCHEDULE I

                      [144A][REGULATION S] GLOBAL SECURITY

The initial principal amount of Notes evidenced by this Global Note is $150,000,000.

CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY GLOBAL NOTE

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                 Principal Amount of Notes
                                 by which this Global Note
                                    is to be Reduced or      Remaining Principal Amount
                                 Increased, and Reason for     of Notes Represented by
             Date                  Reduction or Increase          this Global Note             Notation Made by
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

                                   EXHIBIT A-1

                             CERTIFICATE OF TRANSFER

                               AMEREN CORPORATION

                    Floating Rate Notes due December 12, 2003

        FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

      Name and address of assignee must be printed or typewritten.
$
--------------------------------------------------------------------------------

principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows:
(check one)

/ /   to the Company;

/ / to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

/ / in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

/ / to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

/ / as otherwise permitted by the non-registration legend appearing on this Security; or

/ / as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:_________________             Signature:________________________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirement of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-1

             [FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]


[Transferor Name and Address]

Ladies and Gentlemen:

In connection with our proposed purchase of Floating Rate Notes due December 12, 2003 (the "Notes") issued by Ameren Corporation (the "Issuer"), we confirm that:

            1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

            2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes (the "Indenture") and that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Company, (B) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of, or in a transaction not subject to, the Securities Act or pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.


                                      A-1-2

            4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Issuer such certification and other information as the Trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

            5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:___________________________
                                             Name:
                                             Title:




                                      A-1-3

                                    EXHIBIT B

                             FORM OF DEFINITIVE NOTE

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE THEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT (THE "RESALE RESTRICTION TERMINATION DATE") OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT,
(3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

                               AMEREN CORPORATION
                    FLOATING RATE NOTE DUE DECEMBER 12, 2003

CUSIP/ISIN:                                     PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE: December 12, 2001          MATURITY DATE: December 12, 2003

INTEREST RATE: Floating, as set forth below     NUMBER:

      AMEREN CORPORATION, a corporation of the State of Missouri (the "COMPANY"), for value received hereby promises to pay to ____________ or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 12, June 12, September 12 and December 12 in each year, commencing March 12, 2002, and on the Maturity Date, at the per annum Interest Rate determined by the Calculation Agent on each Interest Determination Date, as such terms are defined herein, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will (except for interest payable on the Maturity Date or, if applicable, upon redemption or acceleration), as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day , as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the Maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, The City and State of New York or St. Louis, Missouri. Interest on this Note (other than interest payable at Maturity) shall be paid by check payable in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of all of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest on the Note shall be paid by wire transfer of immediately available funds to a bank within the continental United States (designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              AMEREN CORPORATION



                              By:         _____________________________

                              Title:      _____________________________

                              Attest:     _____________________________

                              Title:      _____________________________

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

Dated: December __, 2001

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE BANK OF NEW YORK, AS TRUSTEE

By:__________________________________
         AUTHORIZED SIGNATORY

                            [FORM OF REVERSE OF NOTE]
                               AMEREN CORPORATION
                    FLOATING RATE NOTE DUE DECEMBER 12, 2003

      This Note is one of a duly authorized issue of Floating Rate Notes due December 12, 2003 (the "NOTES OF THIS SERIES") of the Company issued and to be issued under an Indenture dated as of December 1, 2001, between the Company and The Bank of New York, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, issued in the aggregate principal amount of $150,000,000.

      Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

      This Note will bear interest for each Interest Period at a per annum rate ("Interest Rate") determined by The Bank of New York, or its successor appointed by the Company acting as calculation agent (the "Calculation Agent"), subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application. The Interest Rate for each Interest Period will be equal to three month LIBOR on the Interest Determination Date for such Interest Period plus 0.95%. Promptly upon such determination, the Calculation Agent will notify the Trustee for the Notes, if the Trustee is not then serving as the Calculation Agent, of the Interest Rate for the new Interest Period. The Interest Rate determined by the Calculation Agent, absent willful default, bad faith or manifest error, shall be binding and conclusive upon the beneficial owners and holders of this Note, the Company and the Trustee.

      Interest on this Note will accrue from and including the Original Issue Date specified above to, but excluding, March 12, 2002, and thereafter, from and including each Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

      If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine LIBOR for the Notes as follows:

      (1) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 a.m. London time on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate at which Three Month Deposits are offered by it to prime banks in the London interbank market, as of approximately 11:00 a.m. London time on such Interest Determination

Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two rate quotations are provided, LIBOR will be the arithmetic mean of the rate quotations obtained by the Calculation Agent.

      (2) In the event no Reported Rate appears on Telerate Page 3750 the Calculation Agent obtains fewer than two rate quotations, LIBOR will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. New York City time on such Interest Determination Date by three major banks in New York City, selected by the Calculation Agent (after consultation with the Company), for Three Month Deposits in Representative Amounts to leading European banks, commencing on the second London Business Day immediately following such Interest Determination Date; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, LIBOR for the applicable Interest Period will be the same as LIBOR in effect for the immediately preceding Interest Period.

      "Interest Determination Date" for an Interest Period means the second London Business Day immediately preceding the first day of such Interest Period.

      "Interest Period" means the period commencing on an Interest Payment Date (or commencing on the Original Issue Date, if no interest has been paid or duly made available for payment since that date) and ending on the day before the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

      "LIBOR" for any Interest Determination Date will be the rate for deposits in U.S. dollars having a maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date ("Three Month Deposits"), as such rate appears on Telerate Page 3750 or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 a.m. London time on the Interest Determination Date (the "Reported Rate"); provided, however, that in certain circumstances described above, LIBOR will be determined in an alternative manner.

      "London Business Day" means a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

      "Telerate Page 3750" means the display designated as Page 3750 on Bridge Telerate, Inc., or any successor service, for the purpose of displaying London interbank rates of major banks for U.S. dollar deposits.

      Upon request, the Calculation Agent will provide the current Interest Rate and, if determined, the Interest Rate which will become effective for the next Interest Period.

      All percentages resulting from any calculation of the Interest Rate will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

      Interest payments for this Note shall be computed for each Interest Period on the basis of a year consisting of 360 days and paid for the actual number of days for which interest is payable in that Interest Period. If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day. If the Maturity Date of this Note falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. This Note shall not be redeemable prior to the Maturity Date.

      The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

      If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

      As set forth in and subject to the provisions of the Indenture, no Holder of any notes issued under the Indenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the outstanding Notes of all series under the Indenture in respect of which on Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

      No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, or St. Louis, Missouri, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of this Series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

      The Notes of this Series are issuable only in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT
                                          MIN ACT -   _____ Custodian ______
                                                      (Cust)          (Minor)
TEN ENT -- as tenants by the
entireties                                Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
of survivorship and not as tenants in
common                                    ______________________________
                                                       State

                    Additional abbreviations may also be used
                         though not in the above list.

                              --------------------

                             CERTIFICATE OF TRANSFER

                               AMEREN CORPORATION

                    Floating Rate Notes due December 12, 2003

        FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

      Name and address of assignee must be printed or typewritten.

$
--------------------------------------------------------------------------------

principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows:
(check one)

/ /   to the Company;

/ /    to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

/ / in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

/ / to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

/ / as otherwise permitted by the non-registration legend appearing on this Security; or

/ / as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:_________________             Signature:________________________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirement of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             [FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]


[Transferor Name and Address]

Ladies and Gentlemen:

In connection with our proposed purchase of Floating Rate Notes due December 12, 2003 (the "Notes") issued by Ameren Corporation (the "Issuer"), we confirm that:

            1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

            2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes (the "Indenture") and that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Company, (B) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of, or in a transaction not subject to, the Securities Act or pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

            4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Issuer such certification and other information as the Trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

            5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:___________________________
                                             Name:
                                             Title: